UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Definitive information statement

Mutual Fund Series Trust
(Name of Registrant as Specified in Its Charter)

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Catalyst Multi-Strategy Fund

a series of Mutual Fund Series Trust

17605 Wright Street

Omaha, NE 68130

1-866-447-4228

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of a trading-advisor (a type of sub-advisor) to the Catalyst Multi-Strategy Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”).

As described in the enclosed Information Statement, the Board of Trustees of Mutual Fund Series Trust has approved Caddo Capital Management, LLC (“Caddo”) as a trading-advisor to the Fund, and has approved a trading-advisory agreement between Catalyst Capital Advisors LLC and Caddo on the terms described herein.

As always, please feel free to contact the Trust at 1-866-447-4228 with any questions you may have.

Sincerely,

Jerry Szilagyi

President

Mutual Fund Series Trust

Catalyst Multi-Strategy Fund

a series of Mutual Fund Series Trust

17605 Wright Street

Omaha, NE 68130

1-866-447-4228

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Catalyst Multi-Strategy Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2014 (the “Order”). The Order permits the Fund’s investment adviser, Catalyst Capital Advisors LLC (the “Advisor” or “Catalyst”), to hire or replace investment sub-advisors and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”), without obtaining shareholder approval. The Order requires that each sub-advisor be an “investment adviser” as defined in Section 2(a)(20)(B) of the 1940 Act and registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”) or not subject to such registration. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-advisor or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order provided the Fund is managed by the Advisor (or any entity controlling, controlled by or under common control with the Advisor) and complies with the terms and conditions set forth in the application for the Order.

At an in person meeting held on February 14, 2018 (the “Meeting”), the Board considered and approved Caddo Capital Management, LLC (“Caddo”) to serve as trading-advisor to the Fund. Caddo is registered with the Commodity Futures Trading Commission (the “CFTC”) as a “commodity pool operator” and as a “commodity trading advisor,” (“CTA”) but is not subject to registration under the Advisers Act. Accordingly, Caddo’s responsibility with respect to the Fund will be limited to the futures component of the Fund’s portfolio and the Advisor’s agreement with Caddo is similarly limited in scope. The trading-advisory agreement between the Advisor and Caddo, with respect to the Fund (the “Trading-Advisory Agreement”) (in substantially the form attached hereto as Appendix A) was approved by the Board at the Meeting. The Trading-Advisory Agreement with Caddo became effective April 1, 2018, when Caddo commenced providing services to the Fund.

This Information Statement is being supplied to the Fund’s shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about June 21, 2018 to the Fund’s shareholders of record as of June 8, 2018 (the “Record Date”). This Information Statement describes the Trading-Advisory Agreement for the Fund. As of the Record Date, there were issued and outstanding 18,771.8140 Class A shares, 23,224.9300 Class C shares, and 364,837.6340 Class I shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

A copy of the Fund’s most recent annual report or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 17605 Wright Street, Omaha, NE 68130, by calling 1-866-447-4228 or by visiting

www.CatalystMutualFunds.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Trading-Advisory Agreement

The Board approved the hiring of Caddo for the Fund pursuant to a Trading-Advisory Agreement between the Advisor and Caddo at the Meeting. Under the terms of the investment management agreement between the Trust and Catalyst, on behalf of the Fund, Catalyst is entitled to receive an annual advisory fee from the Fund equal to 1.75% of the Fund’s average daily net assets. Under the terms of the Trading-Advisory Agreement, Caddo is entitled to receive an annual fee from the Advisor of 50% of the net management fees that the Advisor receives from the Fund. The “net advisory fee” is defined as the gross management fees earned by the Advisor from the Fund less expenses the Fund incurs that are allocated and subtracted from the gross management fees. There will be no increase in total fees paid by the Fund in connection with the Trading-Advisory Agreement. For such compensation, Caddo will, at its expense, continuously furnish an investment program for the Fund, make investment decisions on behalf of the Fund, and place all orders for the purchase and sale of futures contracts, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees determine.

The Trading-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The Trading-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the Trading-Advisory Agreement can be terminated on not more than 60 days’ notice by Caddo given to the Fund.

The Trading-Advisory Agreement provides that Caddo will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Trading-Advisory Agreement is attached as Appendix A. You should read the Trading-Advisory Agreement. The description in this Information Statement of the Trading-Advisory Agreement is only a summary.

Evaluation by the Board of Trustees

The Board’s determination to approve the Trading-Advisory Agreement followed the Trustees’ consideration of various factors and review of written materials provided by Caddo as trading advisor. The Trustees’ deliberations and the information on which their conclusions were based are summarized below.

In connection with their deliberations regarding approval of the Trading-Advisory Agreement, the Trustees reviewed Caddo’s responses to a series of questions regarding, among other things, investment performance, Caddo’s quality of services, comparative fee and expense information, and an estimate of Caddo’s profitability from managing a portion of the Fund (“15c Response”). The Trustees noted that Caddo is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Fund.

Nature, Extent, & Quality of Services. The Trustees reviewed information provided by Caddo regarding its management team, strategy, and approach to compliance and risk mitigation. They considered that Catalyst’s risk management officer would work with Caddo to monitor the Fund’s risk profile. They noted Caddo was registered as a CTA and not as an Advisers Act registered investment advisor. The Trustees noted that a representative of Catalyst expressed his recommendation of Caddo and confidence in its team and approach to portfolio management. The Trust’s CCO confirmed that Caddo’s compliance program was adequate and appropriate. After further discussion, the Trustees concluded that Caddo had the potential to provide services to the Fund in line with their expectations.

Performance. The Trustees considered the performance of Caddo’s tactical diversification program (the “Program”) as compared to the Societe General CTA Index (the “Index”). They noted that although Caddo’s

Program struggled during the trailing one-year period, it outperformed the Index for the longer-term (6 year) since-inception period. The Trustees further considered that the Caddo portfolio manager had been working as an independent contractor of Catalyst and as of the date of the Meeting, the Fund was up 2.5% year-to-date putting the Fund in the top 2% of its peers and in the top 12% for the rolling 12-month period. The Trustees agreed that the portfolio management team had the ability to continue to provide strong returns for the Fund when it transitioned to include a trading advisor.

Fees. The Trustees noted the trading advisor would receive a fee paid by the Advisor of 50% of the net advisory fee (maximum 0.875% annually) in connection with its relationship with the Fund. They reviewed the fees charged by the sub-advisor to other clients and noted that the sub-advisor typically charged an incentive fee, making comparison difficult. They concluded that the sub-advisory fee was not unreasonable. They agreed that the fee, relative to the total advisory fee, and allocation of responsibilities was reasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-advisor and discussed whether the sub-advisor’s estimated profit during the initial term of the agreement would result in excess profitability in connection with its relationship with the Fund. They noted the sub-advisor anticipated realizing a modest profit, but agreed that such profit was not excessive in terms of percentage of revenue or actual dollars. After further discussion, the Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. As to economies of scale, the Trustees noted that the Trading Advisory Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels, but that the expense cap may be a benefit to shareholders as the Fund’s assets grow. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Caddo as the Trustees believed to be reasonably necessary to evaluate the terms of the Trading Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that approval of the Trading Advisory Agreement was in the best interests of the Catalyst Multi-Strategy Fund and its shareholders.

Information Concerning Caddo

Caddo is a Delaware corporation located at 1 Sansome Street, Suite 3500, San Francisco, CA 94104. The names, titles, addresses, and principal occupations of the principal executive officers and directors of Caddo are set forth below:

Name and Address:*	Title:	Principal Occupation:
Darren J. Kottle	Managing Member	Chief Investment Officer and Chief Compliance Officer of Caddo
Kathryn Daley	Director (Administration and Compliance)	Director, Caddo
Bruce Mumford	Director (Marketing, Compliance and Administration)	Director, Caddo

* The address for each officer and director is 1 Sansome Street, Suite 3500, San Francisco, CA 94104.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha,

Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retain various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the national distributor of the Fund. Gemini Fund Services, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743, provides the Trust with certain management, legal, administrative and compliance services.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the Trustees and officers as a group beneficially owned 0% of the Class A shares of the Fund, 0% of the Class C shares of the Fund, and 19.05% of the Class I shares of the Fund. As of the Record Date, Jerry Szilagyi, President of the Trust and an Interested Trustee, beneficially owned, through a voting and economic interest, 69,489.983 Class I shares, 19.05% of the class. To the best knowledge of the Trust, there were no other Trustees or officers of the Trust who were the beneficial owners of shares of the Fund on the Record Date.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following table.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	4,110.9340	21.90%
NFS LLC 499 Washington Boulevard Jersey City, NJ 07310	1,741.3670	9.28%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	1,872.1950	9.97%
NFS LLC 499 Washington Boulevard Jersey City, NJ 07310	948.2750	5.05%
NFS LLC 499 Washington Boulevard Jersey City, NJ 07310	1,349.5280	7.19%

Class C Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	2,168.4720	9.34%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	1,352.2030	5.82%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	1,389.2970	5.98%

Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	1,432.3780	6.17%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	3,217.5030	13.85%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	1,688.5140	7.27%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	1,384.0830	5.96%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	1,166.7810	5.02%

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	119,880.3360	32.86%*
Jerry Szilagyi & Isobel Szilagyi 5 Abbington Drive Lloyd Harbor, NY 11743	19,283.7100	5.29%
Dalton Delong PO Box 87 Laurelville, OH 43135	37,095.9530	10.17%
A John Yavari PO Box 1177 Wayne, IL 60184	54,413.5730	14.91%
Szilagyi Trust 5 Abbington Drive Huntington, NY 11743	50,206.2730	13.76%

*May be deemed to control the Fund.

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. That shareholder's vote could have more significant effect on matters presented at a shareholder's meeting than votes of other shareholders.

OTHER MATTERS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is an expense of Caddo.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-866-447-4228, or write the Trust at 17605 Wright Street, Omaha, Nebraska 68130.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated: June 21, 2018

Appendix A

TRADING ADVISORY AGREEMENT

This AGREEMENT is made as of the 1st day of April 2018, by and between Caddo Capital Management, LLC, a Delaware limited liability company, located at 1 Sansome Street, Suite 3500, San Francisco, CA 94104 (the “Trader”), and Catalyst Capital Advisors LLC, a New York limited liability company located at 36 North New York Avenue, Huntington, NY 11743 (the “Adviser”). The Adviser and the Trader are each and individually a “Party” and collectively the “Parties.”

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Trader is regulated as a commodity trading advisor (“CTA”) and commodity pool operator (“CPO”) by the U.S. Commodity Futures Trading Commission (“CFTC”) and National Futures Association (“NFA”);

WHEREAS, Mutual Fund Series Trust, an Ohio business trust (the “Trust”), is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for certain fund(s) within the Trust under the terms of an investment advisory agreement, dated July 31, 2006, as amended on May 21, 2015 to include Catalyst Multi-Strategy Fund (“Multi-Strategy”), a separate series of the Trust, (the “Multi-Strategy Agreement”), and for the Multi-Strategy’s wholly-owned subsidiary CAMFMSF Fund Limited (“CAMFMSF” and, together with Multi-Strategy, the “Fund”) under the terms of an investment advisory agreement between the Adviser and CAMFMSF, dated August 14, 2015 (together with the Multi-Strategy Agreement, the “Management Agreement”);

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Trader, with the approval of the Board of Trustees of the Trust and, if required, the shareholders of the Fund, to provide commodity trading advisory services to a portion of the Fund’s assets allocated by the Adviser for management by the Trader (the “Allocated Portion”) in accordance with the terms of this Agreement (as it may be amended from time to time);

WHEREAS, the Adviser has furnished the Trader with copies of each of the following documents: (a) the Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”); (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time); (c) Prospectus and Statement of Additional Information of the Fund (“Prospectus” and “SAI”, respectively); and (d) policies and procedures of the Trust and the Management Agreement that govern the Trader’s management of the Allocated Portion under this Agreement; and

WHEREAS, the Fund is a separate series of the Trust having separate assets and liabilities;

NOW, THEREFORE: the Parties hereby agree as follows:

1.       APPOINTMENT OF TRADER.

a.	Acceptance. The Adviser hereby retains the Trader to act as a CTA for and to manage the Allocated Portion of the Fund’s assets for the period and on the terms set forth in this Agreement. The Trader hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided.

b.	Independent Contractor. The Trader shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.
c.	The Trader’s Representations. The Trader represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Trader represents, warrants and agrees that it is registered as a CTA and CPO with the CFTC and regulated as such by the NFA and further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement. The Trader represents and warrants that it is not required to register as an investment adviser under the Adviser Act.
d.	The Adviser’s Representations. The Adviser represents, warrants and agrees that (i) it is registered as an investment adviser under the Advisers Act and has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (ii) it has the authority under the Management Agreement to appoint the Trader; and (iii) the Adviser and the Fund shall qualify as a “Qualified Eligible Person” as defined under Rule 4.7 of the regulations under the Commodity Exchange Act. The Adviser further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of New York with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement. The information contained in the Form ADV of the Adviser as provided to the Trader is true and complete in all material respects, and also as filed with the SEC and provided to clients, is true and complete in all material respects, and does not make any untrue statement of a material fact or omit to state any material fact which is required to be stated in the Form ADV.
e.	Plenary authority of the Board of Trustees. The Trader and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.
2.	PROVISION OF TRADING SERVICES.

The Trader will trade for the Allocated Portion an investment program in accordance with this Agreement and the investment objective, policies and restrictions as stated in the Fund’s then-current Prospectus and Statement of Additional Information (the “Investment Guidelines”). The Parties acknowledge the current Investment Guidelines applicable to the Allocated Portion, including descriptions of each of the one or more strategies to be employed by the Trader from time to time in respect of the Allocated Portion (together, the “Strategies” and each, a “Strategy”) have been provided to the Trader. From time to time, the Adviser or the Trust may provide the Trader with written copies of additional or amended investment guidelines, or the Adviser may determine to add, amend, or discontinue one or more new or existing Strategies, in each case which shall become effective at such time as agreed upon by both Parties in writing and promptly incorporated as an amendment of the Investment Guidelines (with any corresponding amendments, if necessary, to the Fund’s Prospectus and SAI being the responsibility of the Adviser and/or Trust). The Trader will manage the investment and reinvestment of the Allocated Portion, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Adviser, consistent with the applicable Investment Guidelines or any directions or instructions delivered to the Trader in writing by the Adviser or the Trust from time to time, and further subject to the plenary authority of the Board of Trustees. It is acknowledged and agreed by the Parties to this Agreement that any amendment to the Investment Guidelines from time to time as described above, including any addition, amendment or discontinuance of a Strategy or Strategies, will not constitute a termination of this Agreement, and further that any termination of this Agreement shall be made in accordance solely with the provisions of Section 8 of this Agreement.

Consistent with the Investment Guidelines, unless otherwise directed in writing by the Adviser or the Trust, the Trader shall have full discretionary authority to manage the investment of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Fund.

In addition, the Trader will in the performance of its duties and obligations under this Agreement in respect of the Allocated Portion:

a.	advise the Adviser and the Trust in connection with investment policy decisions to be made by it regarding the Allocated Portion;
b.	provide to the Adviser performance analysis and market commentary (the “Investment Report”) pertaining to each calendar quarter during the term of this Agreement, within fifteen (15) business days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Trader. The subject of each Investment Report shall be mutually agreed upon by the Adviser and Trader, which agreement shall not prohibit the Adviser from publicly distributing the same or similar information as is contained within each Investment Report;
c.	Submit such reports and information as the Adviser or the Trust may reasonably request to assist the Fund’s administrator (the “Administrator”) in its determination of the market value of securities held in the Allocated Portion;
d.	place orders for purchases and sales of portfolio investments for the Allocated Portion;
e.	abide by applicable speculative position limits as imposed by the Commodity Futures Trading Commission or relevant contract market(s) in respect of the Trader’s trading of the Allocated Portion, and its other client accounts, in futures contracts, options on futures contracts, forward contracts, commodities, swaps and other instruments to which speculative position limits may apply;
f.	to the extent applicable, give instructions to the Fund’s custodian (the “Custodian”) concerning the delivery of securities and other property and transfer of cash for the Allocated Portion;
g.	maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Trader, to the extent not maintained by the Adviser or another agent of the Trust, and the Trader hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Trust or the Adviser copies of any such records upon the Trust’s or Adviser’s request;
h.	as soon as practicable after the close of business each day, but no later than the close of business the following business day, provide the Administrator and/or Custodian, as requested (generally via electronic file format) with the trade information for each transaction effected for the Allocated Portion, provide copies of such trade tickets to the Adviser and the Trust upon request, and promptly forward to the Custodian and/or Administrator, as requested, copies of all brokerage or dealer confirmations;

i.	to the extent potential proxy voting rights attach to any investment or other property constituting the Allocated Portion, and absent specific instructions to the contrary provided to it by the Adviser or the Trust, and further subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Allocated Portion in accordance with the Trader’s proxy voting policy as most recently provided to the Adviser and approved by the Trust; the Adviser hereby delegates to the Trader the Adviser’s discretionary authority to exercise voting rights with respect to the investments of the Allocated Portion. The Trader’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC. The Trader shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Trader’s voting procedures, of the Trader’s actual votes, and such other information required for the Trust to comply with any rules or regulations promulgated by the SEC in respect of the Fund. The Trader shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Trust on a quarterly basis (or more frequently, if required by law), in order to enable the Trust to complete proxy voting information in respect of the Fund as required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively. The Trader shall provide the Adviser and the Trust with information regarding the policies and procedures that the Trader uses to determine how to vote proxies relating to the Allocated Portion. The Trust or the Adviser may request that the Trader vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies;
j.	to the extent reasonably requested by the Trust, use its commercially reasonable best efforts to assist the Chief Compliance Officer of the Trust (“CCO”) comply with applicable requirements of Rule 38a-1 under the 1940 Act and the Management Agreement, including, without limitation, providing the CCO with (a) current copies of the compliance policies and procedures of the Trader in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Trader to the effect that the policies and procedures of the Trader are reasonably designed to prevent violation of Federal Securities Laws (as such term is defined in Rule 38a-1) to the extent applicable to the Trader’s management of the Allocated Portion;
k.	act in conformity with the Declaration of Trust, the Prospectus and SAI and all other applicable federal laws and regulations, as each is amended from time to time;
1.	except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Allocated Portion, including, without limitation, the identification and market value or other pricing information of any and all portfolio investments or other financial instruments held by the Allocated Portion, and any and all trades of portfolio investments or other transactions effected for the Allocated Portion (including past, pending and proposed trades); and
m.	provide reasonable assistance to the Adviser, the Administrator and/or the Trust with respect to the annual audit of the Fund’s financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations; (ii) providing, as applicable, copies of trade-related documentation, including, but not limited to, agreements relating to loans, swaps or other derivatives, or futures trading accounts, within a reasonable time after the execution of such agreements; (iii) providing assistance in obtaining trade confirmations in the event the Fund or the

Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers; and (iv) obtaining market quotations for investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means.

The Adviser or its authorized agents will provide timely information to the Trader regarding such matters as inflows to and outflows from the Allocated Portion and the cash requirements of, and cash available for investment in, the Allocated Portion, and the Adviser or its authorized agents will timely provide the Trader, or arrange for the Trust to provide the Trader, with copies of monthly accounting statements for the Allocated Portion, and such other information as may be reasonably necessary or appropriate in order for the Trader to perform its responsibilities hereunder.

In the case of notices of class action suits received by Trader involving issuers, counterparties or other parties in interest with respect to investments presently or formerly held in the Allocated Portion, Trader shall promptly forward such notices to the Adviser or the Trust.

3.	ALLOCATION OF EXPENSES

Each Party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser and Trader acknowledge and agree that the Fund shall assume the expense of:

a.	brokerage commissions for transactions in the portfolio investments of the Allocated Portion, and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;
b.	Custodian, Administrator and other Fund service providers and operational fees and expenses;
c.	all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and
d.	interest payable on any Fund borrowings.

The Trader specifically agrees that with respect to the operation of the Allocated Portion, the Trader shall be responsible for providing the personnel, office space and equipment reasonably necessary to provide its commodity trading advisory services in respect of the Allocated Portion hereunder. If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Management Agreement or any other agreement to which they are Parties.

For the avoidance of doubt, the Trader shall not be responsible for any expenses incurred by the Trust, the Fund, the Allocated Portion or the Adviser unless specifically agreed to by the Trader.

4.	TRADING FEES

For all of the services rendered with respect to the Allocated Portion as herein provided, the Adviser shall pay to the Trader an annualized fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of trading fee accrued for any day, “Current

Net Assets” shall mean the net assets of the Allocated Portion, managed by the Trader, as of the most recent preceding day for which the Fund’s net assets were computed. The method of determining net assets of the Allocated Portion for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of shares of the Fund as described in the Fund’s Prospectus and/or SAI. As soon as practicable after the end of each calendar month, Trader will review a billing statement for the trading fee (calculated as described above) provided by the Adviser, indicating the total amount of the fee for the month, and any other amounts payable during the period as may be provided for under this Agreement. The Adviser agrees to pay the monthly trading fee no later than the fifteenth (15th) calendar day following receipt of the Trader’s billing statement.

5.	PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Allocated Portion, the Trader is authorized to select the commodity futures brokers or dealers that will execute purchase and sale transactions for the Allocated Portion of the Fund’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of investments for said Portfolio. The Trader may take into consideration the best net price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Allocated Portion on a continuing basis. The Trader will not take into consideration the sale of shares in the Fund by any broker or dealer. The Trader shall maintain records adequate to demonstrate compliance with the requirements of this section. Subject to the policies as the Trust’s Board of Trustees may determine and consistent, to the extent applicable, with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Trader shall have the right to follow a policy of selecting brokers or dealers who furnish brokerage and research services to the Allocated Portion or to the Trader, and who charge a higher commission rate to the Allocated Portion than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Trader shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Trust.

The Adviser authorizes the Trader to direct the Custodian to open and maintain executing brokerage accounts for commodity futures and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund and to execute for the Allocated Portion as its agent and attorney-in-fact standard customer agreements with such broker or brokers, dealers, futures commission merchants or other intermediaries and market participants as the Trader shall select as provided above; provided, however; that the Trader may only maintain execution accounts with brokers, dealers, futures commission merchants or other intermediaries and market participants that have entered into an agreement with the Fund and at which the Fund has an account. For avoidance of doubt, the Trader is not authorized to open and maintain clearing brokerage accounts and relationships on behalf of the Allocation Portion, except through the Custodian, as described above. The Trader may, using such of the assets of the Allocated Portion as the Trader deems necessary or desirable, direct the Custodian to deposit for the Allocated Portion of the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities, investments and other property into such brokerage accounts and to such brokers as the Trader deems desirable or appropriate. All securities, commodity futures and other property of the Allocated Portion shall remain in the direct or indirect custody of the Custodian.

The Trader further shall have the authority to instruct the Custodian (i) to pay cash for commodity futures and other property delivered to the Custodian for the Allocated Portion and (ii) to deliver commodity futures and other property against payment for the Allocated Portion. The Trader shall not have authority to cause the Custodian to deliver commodity futures and other property, or pay cash to the Trader except as expressly provided herein.

In no instance will the Allocated Portion be purchased from or sold to the Adviser, Trader, the Trust’s principal underwriter or any affiliated person of any of the Trust, Adviser, Trader or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC, the 1940 Act and/or the Trust’s written policies and procedures. The Adviser agrees to identify to the Trader in writing any brokers or dealers that are affiliated with the Adviser and all affiliated persons of any of the Trust, the Adviser and the Trust’s principal underwriter.

The Trader will promptly report any trading errors involving the Allocated Portion to the Adviser and the Trust’s CCO. Any losses to the Fund resulting from a trading error concerning a trade made by the Trader for the Allocated Portion, which cannot be unwound or reimbursed by the broker or dealer, will be promptly reimbursed to the Fund by the Trader. However, to the extent that the Fund receives any payments from the broker, dealer or another third party for the same loss, the Fund will promptly reimburse the Trader.

6.	LIMITATION ON TRADER LIABILITY; INDEMNIFICATION
a.	In the absence of willful misfeasance, bad faith or gross negligence on the part of the Trader, or reckless disregard of its obligations and duties hereunder, none of the Trader, its affiliates or their respective officers, controlling persons, members, partners, shareholders, agents or employees (each, an “Indemnified Person” and collectively, the “Indemnified Persons”) shall be subject to any liability to the Adviser, the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder. The Trader does not guarantee the future performance of the Allocated Portion or any specific level of performance, the success of any investment decision or strategy that Trader may use, or the success of Trader’s overall management of the Allocated Portion. The Adviser understands that investment decisions made for the Allocated Portion by the Trader are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Trader will manage only the Allocated Portion and in making investment decisions for the Allocated Portion, the Trader will not consider any other securities, cash or other investments owned by the Fund.
b.	Neither the Adviser (including its affiliates, their officers, controlling persons, agents or employees) nor the Trader (including all Indemnified Persons) shall be liable to one another for special, consequential or incidental damages.
c.	The Trader agrees to indemnify the Adviser, its affiliates, officers, controlling persons, agents, and employees for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trader) or litigation (including reasonable legal and other expenses) (“Losses”) to which the Adviser may become subject as a direct result of Trader’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses that resulted from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; further provided that the Trader shall have been given written notice concerning any matter for which indemnification is claimed under this Section.
d.	The Adviser agrees to indemnify the Indemnified Persons for, and hold each Indemnified Person harmless against, any and all Losses to which such Indemnified Person may become subject as a direct result of this Agreement or Trader’s performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Trader be indemnified for Losses that resulted from Trader’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided that the Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

7.	STANDARD OF CARE

The Trader shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the Investment Guidelines; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

8.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

This Agreement shall become effective as to the Fund upon its approval by the Board of Trustees of the Trust and its execution by the Parties hereto. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the effective date, and thereafter shall continue in effect for successive additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

This Agreement may be terminated (i) by the Trust on behalf of the Fund at any time without payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (ii) by the Adviser at any time, without payment of any penalty upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Trader, and (iii) by the Trader at any time, without payment of any penalty, upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Trust and the Adviser. In the event of a termination, the Trader shall cooperate in a commercially reasonable manner in the orderly transfer or liquidation of the Allocated Portion of the Fund’s assets, as instructed by the Adviser and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records in respect of the Allocated Portion maintained by the Trader on behalf of the Fund; and

This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act. This Agreement will also terminate immediately in the event that the Management Agreement is terminated.

9.	SERVICES NOT EXCLUSIVE

The services of the Trader to the Adviser and the Allocated Portion are not to be deemed exclusive and the Trader shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that the Trader and each Indemnified Person may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that Trader and each Indemnified Person may give advice and take action in the performance of its duties with respect to any of the Trader’s or Indemnified Person’s other clients which may differ from advice given or the timing or nature of action taken with respect to the Allocated Portion. The Trader and the Indemnified Persons, however, shall not provide investment advice to any assets of the Fund other than the Allocated Portion. Nothing in this Agreement shall be deemed to require Trader or any Indemnified Person to purchase or sell for the Allocated Portion of the Fund any security or other property which the Trader or any Indemnified Person may purchase or sell for its or their own account or for the account of any other client.

10.       AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio investments of the Allocated Portion with those for other accounts managed by the Trader or its affiliates, to the extent permitted by applicable laws and regulations and only if orders are allocated in a manner deemed equitable by the Trader among the accounts. The Trader agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) no account will be favored over any other account; each account participating in an aggregated order will participate at the average price for all transactions in that investment on a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Trader’s compliance policies and procedures.

11.	NO SHORTING FUND SHARES; NO BORROWING FROM FUND

The Trader agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Trader or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

The Trader may not borrow any assets, securities or other property from the Fund.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all Parties.

13.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIAL RELATIONSHIP.

Notwithstanding any provision herein to the contrary, the Trader agrees on behalf of itself and its controlling persons, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Trader. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Trader may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

The Trader will not disclose, in any manner whatsoever, any list of securities or other investments held by the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy or as otherwise directed in writing by the Adviser or the Trust. The Trader has adopted appropriate policies which require that each of its officers, employees, or other access persons refrain from disclosing the securities or other investments of the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy or as otherwise directed in writing by the Adviser or the Trust.

14.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Trader acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Trader agrees to use its commercially reasonable best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The

Trader agrees to inform the Trust of any material development related to the Allocated Portion that the Trader reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15.	COMPLIANCE PROGRAM AND REPORTING

The Trader acknowledges it is an “investment adviser” to the Fund as that term is defined in Section 2(a)(20) of the 1940 Act, and represents and warrants that it has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violations of the Federal Securities Laws as defined in Rule 38a-1 of the 1940 Act, including adoption of a code of ethics consistent with the requirements of Rule 17j-1 of the 1940 Act, in connection with its management of the Allocated Portion (the policies and procedures referred to in this Section are referred to herein as the Trader’s “Compliance Program”). For the avoidance of doubt, the Trader does not represent that it is an “investment adviser” as defined in the Investment Advisers Act of 1940 and is not required to register with the Securities and Exchange Commission as an investment adviser in connection with the services provided to the Fund pursuant to this Agreement.

The Trader shall furnish the Adviser, the Board of Trustees of the Trust and/or the CCO of the Trust with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Trader regarding the Trader’s compliance with the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act. Upon the commercially reasonable request of the Adviser or the Trust given upon commercially reasonable advance notice, the Trader shall make its officers and employees available to the Adviser and/or the CCO of the Trust from time to time to review the Trader’s Compliance Program and its adherence thereto.

16.	REFERENCE TO ADVISER AND TRADER
a.	The Trader grants the Adviser non-exclusive rights to use, display and promote trademarks, symbols, logos or other trade dress of the Trader in conjunction with any activity associated with the Fund, and the Adviser may promote the identity of and services provided by the Trader to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials; provided, however, that at all times the Adviser shall protect the goodwill and reputation of the Trader in connection with marketing and promotion of the Fund; provided further that the Adviser shall submit to the Trader for its review and approval all such public informational materials relating to the Fund that refer to the Trader or its affiliates or to any recognizable variant or any registered mark or logo or other proprietary designation of the Trader or its affiliates. Approval shall not be unreasonably withheld by the Trader and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Trader may be used by the Adviser without obtaining the Trader’s consent unless such consent is withdrawn in writing by the Trader.
b.	Neither the Trader nor any affiliate or agent of Trader shall make reference to or use the name of the Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Trader to the Fund or to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Adviser, and without material difference in content, may be used by the Trader without obtaining the Adviser’s approval, unless the Adviser’s previous approval is withdrawn in writing. The Trader hereby agrees to make all commercially reasonable efforts to cause any agent or affiliate of the Trader to satisfy the foregoing obligation.

c.	It is understood that the name of each Party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the Party in question and its affiliates, and that each other Party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Parties shall forthwith cease to use the names of the other Party (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.
17.	OTHER SUB-ADVISERS OR TRADERS

In performance of its duties and obligations under this Agreement, the Trader shall not consult with any other sub-adviser to or trader for the Fund or with the sub-adviser to or trader of a portfolio that is under common control with the Fund concerning transactions for the Fund in securities or other assets.

18.	NOTIFICATION

The Trader agrees that it will provide prompt notice to the Adviser and the Trust about: (a) material changes in the employment status of key investment and portfolio management personnel, including a Chief Investment Officer or similar position, involved in the management of the Allocated Portion; (b) material changes in the investment process used to manage the Allocated Portion; (c) material changes in senior management or operations of the Trader, including specifically changes in the roles of Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer or General Counsel; or (d) any material change in ownership or capital structure of the Trader which may constitute an “assignment” of this Agreement as defined in Section 15 of the 1940 Act, and the rules promulgated thereunder.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Catalyst Capital Advisors LLC, 36 North New York Avenue Huntington, NY 11743 Attention: Jerry Szilagyi
TRADER:	Caddo Capital Management, LLC 1 Sansome Street, Suite 3500 San Francisco, CA 94104 Attention: Darren Kottle

20.	ASSIGNMENT

This Agreement may not be assigned by any Party, either in whole or in part, without the prior written consent of each other Party.

21.       SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

22.	CAPTIONS

The caption in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	GOVERNING LAW AND ARBITRATION

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(b) Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, Trader and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association (“AAA”), provided that the AAA accepts jurisdiction. Trader and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Trader are waiving their respective rights to seek remedies in court, including the right to a jury trial.

24.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[signature page follows]

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN ANY TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED ANY TRADING PROGRAM OF THE ADVISOR OR THIS AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day first set forth above.

Catalyst Capital Advisors LLC (Adviser) By:/s/ Name: Jerry Szilagyi Title: CEO
Caddo Capital Management, LLC (Trader) By: /s/ Name: Darren Kottle Title: CEO

SCHEDULE A

Series of Mutual Fund Series Trust
Catalyst Multi-Strategy Fund	Fee Rate: 50% of the net advisory fees* paid by the Fund to the Adviser as recorded on the financial statements of the Advisor.

*Net advisory fees are defined as management fees less fee waivers due to the expense caps and any legal, regulatory, litigation, revenue sharing, administration or sub-transfer agency expenses not paid by the Fund.

Catalyst Multi-Strategy Fund

a series of Mutual Fund Series Trust

17605 Wright Street

Omaha, NE 68130

1-866-447-4228

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Catalyst Multi-Strategy Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of a Trading-Advisory Agreement between the Fund’s investment adviser, Catalyst Capital Advisors LLC (the “Advisor”), and Caddo Capital Management, LLC (the “Caddo”), the Fund’s trading advisor (a type of sub-advisor).

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows the Advisor to hire and replace investment sub-advisers without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about June 21, 2018 to shareholders of record of the Fund as of June 8, 2018. The Information Statement will be available on the Trust’s website at www.CatalystMF.com until September 19, 2018. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at info@CatalystMutualFunds.com or toll-free at 1-866-447-4228.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.